                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                GENE LOGIC INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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          [ ]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (6)  Amount Previously Paid:

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
                                 GENE LOGIC INC.
                             708 QUINCE ORCHARD ROAD
                          GAITHERSBURG, MARYLAND 20878

       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 1999



TO THE STOCKHOLDERS OF GENE LOGIC INC.:

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GENE LOGIC INC., a Delaware corporation (the "Company"), will be held on Tuesday, June 8, 1999 at 3:00 p.m. local time at the Company's executive offices, 708 Quince Orchard Road, Gaithersburg, Maryland 20878, for the following purpose:

1. To elect two directors to hold office until the 2002 Annual Meeting of Stockholders.

2. To approve the Company's 1997 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 1,000,000 shares.

3. To approve the Company's 1997 Non-Employee Directors' Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares and to increase the number of shares underlying the options which are automatically granted each year to each non-employee director by 7,500 shares.

4. To ratify the selection of Arthur Andersen LLP as independent auditors of the Company for its fiscal year ending December 31, 1999.

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

           The Board of Directors has fixed the close of business on April 23, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ MARK D. GESSLER

                                          Mark D. Gessler
                                          President, Chief Operating Officer,
                                          Chief Financial Officer
                                          and Secretary


Gaithersburg, Maryland
May 6, 1999

           ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                 GENE LOGIC INC.
                             708 Quince Orchard Road
                          Gaithersburg, Maryland 20878

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 8, 1999

                 INFORMATION CONCERNING SOLICITATION AND VOTING



GENERAL

           The enclosed proxy is solicited on behalf of the Board of Directors of GENE LOGIC INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 8, 1999, at 3:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's executive offices, 708 Quince Orchard Road, Gaithersburg, Maryland 20878. The Company intends to mail this proxy statement and accompanying proxy card on or about May 6, 1999 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

            The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, ChaseMellon Shareholder Services, L.L.C. No additional compensation will be paid to directors, officers or other regular employees for such services, but ChaseMellon Shareholder Services, L.L.C. will be paid its customary fee, estimated to be about $6,500, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

           Only holders of record of Common Stock at the close of business on April 23, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 23, 1999 the Company had outstanding and entitled to vote 19,783,358 shares of Common Stock.

           Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

           All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

           Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 708 Quince Orchard Road, Gaithersburg, Maryland 20878, written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.




                                       1.

STOCKHOLDER PROPOSALS

           The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2000 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 7, 2000. Unless a stockholder who wishes to bring a matter before the stockholders at the Company's 2000 annual meeting of stockholders notifies the Company of such matter prior to March 22, 2000, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

           The Company's Amended and Restated Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

           The Board of Directors is presently composed of six members. There are two directors in the class whose term of office expires in 1999. Each of the nominees for election to this class is currently a director of the Company who was previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2002 annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

           Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

           The following table sets forth the names of the Board of Directors' nominees for election as directors and those directors who will continue to serve after the Annual Meeting. Also set forth is certain other information with respect to each such person's age, the periods during which he has served as a director and positions currently held with the Company.


                                                    DIRECTOR       EXPIRATION OF              PRINCIPAL OCCUPATION/
NOMINEES FOR A THREE-YEAR TERM           AGE         SINCE              TERM             POSITIONS HELD WITH THE COMPANY
------------------------------           ---        --------       -------------         -------------------------------
Jeffrey D. Sollender                      39          1997              1999                         Director

Alan G. Walton, Ph.D., D.Sc.(2)           63          1994              1999            Chairman of the Board of Directors

CONTINUING DIRECTORS
------------------------------
Charles L. Dimmler III(1)(2)              57          1996              2000                         Director

G. Anthony Gorry, Ph.D.                   58          1997              2000                         Director

Jules Blake, Ph.D.(1)(2)                  74          1994              2001                         Director

Michael J. Brennan, M.D., Ph.D.           41          1995              2001           Chief Executive Officer and Director

----------------

(1)        Member of Audit Committee.

(2)        Member of Compensation Committee.




                                       2.

           Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A TERM EXPIRING AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS

           JEFFREY D. SOLLENDER. Mr. Sollender has served as a director of the Company since July 1997. Mr. Sollender is a founder of and advisor to Biotechvest L.P., a venture capital investment firm formed in 1993. From 1994 through December 1995, Mr. Sollender served as an advisor to Forward Ventures, a venture capital investment firm. Mr. Sollender became a venture partner of Forward Ventures in 1996 and a general partner in September 1997. Mr. Sollender co-founded Triangle Pharmaceuticals, Inc., a biopharmaceutical company, in 1995, CombiChem Inc., a combinatorial chemistry company, in 1994 and GenQuest, Inc., a functional genomics company, in 1995. He served as Vice President of Operations and Business Development for CombiChem Inc. and GenQuest, Inc. until January 1995 and February 1996, respectively. Mr. Sollender co-founded AriZeke Pharmaceuticals, an oral drug delivery company, in 1997 and continues to serve as Chairman and Chief Executive Officer of the company. Mr. Sollender received his MBA from the University of Chicago Graduate School of Business.

           ALAN G. WALTON, PH.D., D.SC. Dr. Walton has served as Chairman of the Board of Directors of the Company since its inception in September 1994. He has been a General Partner of Oxford Bioscience Partners, a private equity investment firm, since 1991 and a member of the Board of Directors of Collaborative Clinical Research since 1994 and Alexandria Real Estate Equities, Inc., a public company, since 1998. In 1981, Dr. Walton co-founded University Genetics Co., a public corporation specializing in technology transfer from academic institutions to industry and in the seed financing of high-technology start-ups, and served as President and Chief Executive Officer until 1987. He has lectured extensively at various universities, including Harvard Medical School, Indiana University and Case Western Reserve University where he was Professor of Macromolecular Science and Director of the Laboratory for Biological Macromolecules. Dr. Walton received a Ph.D. in chemistry and a D.Sc. in biological chemistry from Nottingham University, England.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING OF STOCKHOLDERS

           CHARLES L. DIMMLER III. Mr. Dimmler has served as a director of the Company since May 1996. Since 1994, Mr. Dimmler has been an investment officer of Cross Atlantic Partners Funds, an equity investment firm, and an operating officer of Cross Atlantic Partners, Inc. (formerly Hambro Health International, Inc.), an affiliate of Hambros Bank Limited, a global merchant bank based in London. From 1988 to 1998, Mr. Dimmler was a General Partner of Hambro International Equity Partners, an equity investment firm. Mr. Dimmler serves as a director of SunPharm Corporation, a public company, and various private companies. He holds an honors degree from the University of California at Davis.

           G. ANTHONY GORRY, PH.D. Dr. Gorry has served as a director of the Company since January 1997. Since April 1992, Dr. Gorry has been Vice President for Information Technology and Professor of Computer Science at Rice University. From 1975 to April 1992, he served as Vice President for Information Technology and Professor of Medical Informatics and Neuroscience at Baylor College of Medicine, as well as Director of the W.M. Keck Center for Computational Biology and Adjunct Professor of Computer Science at Rice University. Dr. Gorry holds an M.S. in chemical engineering from the University of California at Berkeley and a Ph.D. in computer science from Massachusetts Institute of Technology. He is a fellow of the American College of Medical Informatics and a member of the Institute of Medicine and of the National Academy of Sciences.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS

           JULES BLAKE, PH.D. Dr. Blake has served as a director of the Company since its inception in September 1994. From 1973 until his retirement in 1989, Dr. Blake served as Vice President of Research and Development and Vice President, Corporate Scientific Affairs, for Colgate-Palmolive, Inc., a consumer products company. Dr. Blake



                                       3.

was appointed as an Industrial Research Institute Fellow at the United States Office of Science and Technology Policy, Executive Office of the President, where he served until 1991. Dr. Blake serves on the boards of directors of the public companies Martek Biosciences Corporation and ProCyte Corporation. Dr. Blake holds a Ph.D. in organic chemistry from the University of Pennsylvania.

           MICHAEL J. BRENNAN, M.D., PH.D. Dr. Brennan has served as a director and Chief Executive Officer of the Company since December 1995. From December 1995 to January 1999, Dr. Brennan served as President of the Company. From October 1993 to November 1995, he was Vice President, Business Development for Corange International Limited's worldwide therapeutics business, Boehringer Mannheim Therapeutics. From June 1990 to October 1993, Dr. Brennan was a director and the general manager of Boehringer Mannheim, South Africa. Dr. Brennan received a Ph.D. in neurobiology and an M.D. from the University of Witwatersrand, Johannesburg, South Africa. In 1985, he completed his residency in neurology at Boston City Hospital.

BOARD COMMITTEES AND MEETINGS

           During the fiscal year ended December 31, 1998, the Board of Directors held eight meetings. The Board has an Audit Committee and a Compensation Committee.

           The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Dr. Blake and Mr. Dimmler. It met TWO times during such fiscal year.

           The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three non-employee directors: Dr. Walton, Dr. Blake and Mr. Dimmler. It met four times during such fiscal year.

           During the fiscal year ended December 31, 1998, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.





                                       4.

                                   PROPOSAL 2

             APPROVAL OF AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN


           In September 1997, the Board adopted, and the stockholders subsequently approved, the Company's 1997 Equity Incentive Plan (the "Incentive Plan"), which was an amended and restated version of the Company's 1996 Stock Plan.

           In March 1999, the Board amended the Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan from a total of 6,100,000 shares to a total of 7,100,000 shares. The Board adopted this amendment in order to ensure that the Company can continue to grant stock options at levels determined appropriate by the Board.

           As of April 8, 1999 awards (net of canceled or expired awards) covering an aggregate of 4,509,474 shares of the Company's Common Stock had been granted under the Incentive Plan. Only 1,590,526 shares of Common Stock (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of awards or the reacquisition by the Company of issued shares) remained available for future grant under the Incentive Plan.

           Stockholders are requested in this Proposal 2 to approve the amendment to the Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

           The essential features of the Incentive Plan are outlined below:

GENERAL

           The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and restricted stock purchase awards (collectively "awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards.

PURPOSE

           The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. As of April 8, 1999, all of the employees, directors and consultants of the Company and its affiliates are eligible to participate in the Incentive Plan.

ADMINISTRATION

           The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of Common Stock to be subject to each award, the time or times during



                                       5.

the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

           The Board has the power to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

           The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Incentive Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension incentive plan), (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Exchange Act.

ELIGIBILITY

           Incentive stock options may be granted under the Incentive Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers), directors and consultants of both the Company and its affiliates are eligible to receive all other types of awards under the Incentive Plan.

           No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate of the Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

           No person may be granted options, stock bonuses or the right to purchase restricted stock under the Incentive Plan exercisable for more than 700,000 shares of Common Stock in any calendar year ("Section 162(m) Limitation").

STOCK SUBJECT TO THE INCENTIVE PLAN

           Subject to stockholder approval of this Proposal, an aggregate of 7,100,000 shares of Common Stock will be reserved for issuance under the Incentive Plan. If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such awards again become available for issuance under the Incentive Plan. If the Company reacquires unvested stock issued under the Incentive Plan, the reacquired stock will again become available for reissuance under the Incentive Plan for awards other than incentive stock options.

TERMS OF OPTIONS

           The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.




                                       6.

           Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. If options were granted with exercise prices below market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code (see "Federal Income Tax Information" below). As of April 8, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $5.188 per share.

           The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment or other arrangement or (iii) in any other form of legal consideration acceptable to the Board.

           Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Incentive Plan typically vest monthly over a period of four years during the participant's employment by, or service as a director or consultant to, the Company or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the Company shall be able to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of the Company or by a combination of these means.

           Term. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility" above) the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

           Payment. The Board determines the purchase price under a restricted stock purchase agreement, but the purchase price may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The Board may award stock bonuses in consideration of past services without a purchase payment.

           The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) pursuant to a deferred payment or other arrangement or (ii) in any other form of legal consideration acceptable to the Board.

           Vesting. Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in favor of the Company in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.




                                       7.

           Restrictions on Transfer. Rights under a stock bonus or restricted stock bonus agreement may not be transferred except by will or the laws of descent and distribution, or, if expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement, pursuant to a domestic relations order satisfying the requirements of Rule 16b-3.

RESTRICTIONS ON TRANSFER

           The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable. Shares subject to repurchase by the Company may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

           Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, may change the class and number of shares of Common Stock subject to the Incentive Plan and outstanding awards. In that event, the Incentive Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Incentive Plan, the
Section 162(m) Limitation and outstanding awards will be adjusted as to the class, number of shares and price per share of Common Stock subject to such awards.

EFFECT OF CERTAIN CORPORATE EVENTS

           The Incentive Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger or other corporate reorganization ("change in control"), any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under the Incentive Plan. If any surviving corporation declines to assume awards outstanding under the Incentive Plan, or to substitute similar awards, then, with respect to participants whose service has not terminated, the vesting and the time during which such awards may be exercised will be accelerated, and such awards will terminate if the participant does not exercise them before a change in control. In the event that any person who was providing services as an employee, director or consultant immediately prior to the consummation of a change of control is terminated other than for cause within 12 months following such change of control, any stock awards held by such persons shall immediately become vested and exercisable or free from repurchase rights. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

           The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Incentive Plan will terminate on September 29, 2007.

           The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.




                                       8.

FEDERAL INCOME TAX INFORMATION

           Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

           Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

           There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

           If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

           Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

           To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

           Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses. Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

           There are no tax consequences to the participant or the Company by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of
Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

           Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

           Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that



                                       9.

compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

           Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

           Compensation attributable to restricted stock and stock bonuses will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors," and
(ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount -- or formula used to calculate the amount -- payable upon attainment of the performance goal).




                                      10.

NEW PLAN BENEFITS

           The following table presents certain information with respect to options and awards granted under the Incentive Plan as of December 31, 1998 to
(i) the Named Executive Officers (as set forth in the Summary Compensation Table), (ii) all executive officers as a group, (iii) all non-executive officer employees as a group and (iv) all non-employee directors as a group.

                                NEW PLAN BENEFITS

                           1997 EQUITY INCENTIVE PLAN



                                                                                                NUMBER OF SHARES UNDERLYING OPTIONS
NAME AND POSITION(1)                                                   DOLLAR VALUE($)(2)              AND AWARDS GRANTED(3)
---------------------                                                 --------------------      -----------------------------------
Michael J. Brennan, M.D., Ph.D                                               917,655                           743,962
    Chief Executive Officer and Director
Mark D. Gessler                                                              471,203                           446,981
    President, Chief Operating Officer, Chief Financial Officer
    and Secretary
Gregory G. Lennon, Ph.D.                                                   1,327,636                           327,636
    Senior Vice President, Research & Development and Chief
    Scientific Officer
Victor M. Markowitz, D.Sc.                                                   577,636                           227,636
    Senior Vice President, Data Management Systems
Daniel R. Passeri                                                            721,898                           202,709
    Senior Vice President, Technology and Program Management
All executive officers as a group                                          4,428,527                         2,048,924
All non-executive officer employees as a group                             6,808,518                         1,827,791
All non-employee directors as a group                                         31,050                           154,500

-------------------------

(1) In addition to the foregoing, Douglas Dolginow, M.D., the Company's Senior Vice President, Pharmacogenomics, received an option to purchase 100,000 shares of the Company's Common Stock, Stephen Push, the Company's Vice President of Corporate Communications, received an option to purchase 100,000 shares of the Company's Common Stock and James Veitch, the Company's Vice President of Business Development, received an option to purchase 75,000 shares of the Company's Common Stock.

(2)    Includes the number of shares granted multiplied by the exercise price.

(3)    Net of cancelled or expired awards.





                                      11.

                                   PROPOSAL 3

         APPROVAL OF THE AMENDMENTS TO THE 1997 NON-EMPLOYEE DIRECTORS'
                                STOCK OPTION PLAN



           In September 1997, the Board adopted, and the stockholders subsequently approved, the Company's 1997 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). In March 1999, the Board amended the Directors' Plan, subject to stockholder approval, (i) to increase the number of shares of Common Stock authorized for issuance under the Directors' Plan from a total of 125,000 shares to a total of 325,000 shares, and (ii) to increase the number of shares underlying the options which are automatically granted each year to each non-employee director, who has continuously served for the six-month period prior to the date of the annual meeting, from 7,500 shares to 15,000 shares. The Board adopted these amendments in order to ensure that the Company can continue to grant stock options to non-employee directors at levels determined appropriate by the Board.

           As of April 8, 1999, options (net of canceled or expired options) covering an aggregate of 37,500 shares of the Company's Common Stock had been granted under the Directors' Plan. Only 87,500 shares of Common Stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options or the reacquisition by the Company of issued shares) remained available for future grant under the Directors' Plan.

           Stockholders are requested in this Proposal 3 to approve the amendments to the Directors' Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendments to the Directors' Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.


                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3.

           The essential features of the Directors' Plan are outlined below:

GENERAL

           The Directors' Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

           The Board adopted the Directors' Plan to provide a means by which non-employee directors of the Company may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. Five of the current six directors of the Company are eligible to participate in the Directors' Plan.

ADMINISTRATION

           The Board administers the Directors' Plan. The Board has the power to construe and interpret the Directors' Plan, but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price or the type of consideration or the other terms of the option.




                                      12.

           The Board has the power to delegate administration of the Directors' Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Directors' Plan to the Compensation Committee. As used herein with respect to the Directors' Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

ELIGIBILITY

           The Directors' Plan provides that options may be granted only to non-employee directors of the Company. A "non-employee director" is defined in the Directors' Plan as a director of the Company who is not otherwise an employee of or consultant to the Company or any affiliate.

STOCK SUBJECT TO THE DIRECTORS' PLAN

           Subject to stockholder approval of this Proposal, an aggregate of 325,000 shares of Common Stock will be reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again become available for issuance under the Directors' Plan.

TERMS OF OPTIONS

           The following is a description of the terms of options under the Directors' Plan. Individual option grants may not be more restrictive as to the terms described below except as otherwise noted.

           Automatic Grants. Each person who is first elected or appointed to the Board as a non-employee director shall automatically be granted an option to purchase 30,000 shares of Common Stock. Immediately following each annual meeting of stockholders, each person who is then a non-employee director and who has continuously served as a non-employee director for the six-month period prior to the date of the such annual meeting of stockholders, shall, subject to stockholder approval of this Proposal, automatically be granted an option to purchase 15,000 shares of Common Stock of the Company.

           Exercise Price; Payment. The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. At April 8, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $5.188 per share.

           The exercise price of options granted under the Directors' Plan must be paid either in cash at the time the option is exercised or (i) by delivery of other Common Stock of the Company or (ii) pursuant to a cashless exercise under Regulation T.

           Option Exercise. Options granted under the Directors' Plan become exercisable in cumulative increments ("vest") as set out in the Directors' Plan during the optionholder's service as a director of the Company during any subsequent employment of the optionholder by and/or service by the optionholder as a consultant to the Company or an affiliate (collectively, "service"). The Board does not have the power to accelerate the time during which an option may vest or be exercised. Options granted under the Directors' Plan do not permit exercise prior to vesting. An optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of the Company or by a combination of these means.

           Term. The term of options under the Directors' Plan is 10 years. Options under the Directors' Plan terminate on the earlier of the date it expires or 12 months after termination of the optionholder's service unless the optionholder dies before the optionholder's service has terminated in which case the option will terminate on the earlier of the date it expires or 18 months following the date of the optionholder's death. Such option may be exercised by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. An optionholder may designate a beneficiary who may exercise the option following the



                                      13.

optionholder's death. The option term is not extended in the event that exercise of the option within these periods is prohibited.

           Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as determined by the Board.

RESTRICTIONS ON TRANSFER

           Except as specifically provided in the option agreement, the optionholder may not transfer an option otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of the optionholder, an option may be exercised only by the optionholder or transferee pursuant to a domestic relations order satisfying the requirements of Rule 16b-3.

ADJUSTMENT PROVISIONS

           Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend or stock split, may change the class and number of shares of Common Stock subject to the Directors' Plan and outstanding options. In that event, the Directors' Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Directors' Plan, and outstanding options will be adjusted as to the class, number of shares and price per share of Common Stock subject to such options.

EFFECT OF CERTAIN CORPORATE EVENTS

           The Directors' Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger or other corporate reorganization, then the vesting and the time during which such options may be exercised will be accelerated prior to such event and the options terminated if not exercised after such acceleration and at or prior to such event. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

           The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Directors' Plan will terminate on August 31, 2007.

           The Board may also amend the Directors' Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any Nasdaq or securities exchange listing requirements.

FEDERAL INCOME TAX INFORMATION

           Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

           Nonstatutory Stock Options. Options granted under the Directors' Plan generally have the federal income tax consequences of nonstatutory stock options described under "Federal Income Tax Information" in Proposal 2 above.




                                      14.

NEW PLAN BENEFITS

           The following table presents certain information with respect to options granted under the Directors' Plan as of December 31, 1998, to all non-employee directors as a group.

                                NEW PLAN BENEFITS

                 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN



NAME AND POSITION                                    DOLLAR VALUE ($) (1)            NUMBER OF SHARES UNDERLYING OPTIONS GRANTED
-----------------                                    --------------------            -------------------------------------------
All non-employee directors as a group                       225,000                                       37,500

-----------------

(1)        Represents the number of shares multiplied by the exercise price.






                                      15.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS



           The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Arthur Andersen LLP is currently the Company's independent auditors. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

           Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection Arthur Andersen LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

           The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Arthur Andersen LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4.





                                      16.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



           The following table sets forth certain information regarding the ownership of the Company's Common Stock as of April 8, 1999 by: (i) each director and nominee for director; (ii) each of the Named Executive Officers;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.


                                                                                  BENEFICIAL OWNERSHIP (1)
                                                                           ----------------------------------------
NAME                                                                       NUMBER OF SHARES        PERCENT OF TOTAL
------------------------------------------------------------------         ----------------        ----------------
Alan G. Walton, Ph.D., D.Sc. (2) .................................            1,937,035                  9.8%
Oxford Bioscience Partners
315 Post Road West
Westport, CT 06880

Oxford Bioscience Partners (3) ...................................            1,912,660                  9.6%
c/o Alan G. Walton, Ph.D., D.Sc
315 Post Road West
Westport, CT 06880

Charles L. Dimmler III (4) .......................................            1,417,943                  7.2%
Cross Atlantic Partners, Inc.
650 Madison Avenue, 21st Floor
New York, NY 10022

Cross Atlantic Partners K/S (5) ..................................            1,382,399                  7.0%
c/o Charles L. Dimmler III
Cross Atlantic Partners, Inc.
650 Madison Avenue, 21st Floor
New York, NY 10022

Michael J. Brennan, M.D., Ph.D. (6) ..............................              689,381                  3.5%

Mark D. Gessler (7) ..............................................              353,098                  1.8%

Gregory G. Lennon, Ph.D. (8) .....................................              140,693                    *

Victor M. Markowitz, D.Sc. (9) ...................................               97,716                    *

Daniel R. Passeri, J.D. (10) .....................................               42,739                    *

Jules Blake, Ph.D. (11) ..........................................               27,938                    *

G. Anthony Gorry, Ph.D. (12) .....................................               26,063                    *

Jeffrey D. Sollender (13) ........................................               23,875                    *

All directors and executive officers
  as a group (11 persons) (14) ...................................            4,873,700                 23.9%


------------------

*      Represents beneficial ownership of less than 1%.





                                      17.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 19,777,942 shares of Common Stock outstanding as of April 8, 1999.

(2) Includes an aggregate of 1,862,660 shares and warrants to purchase an aggregate of 50,000 shares held of record by Oxford Bioscience Partners, of which Dr. Walton is a general partner, and by entities related thereto. Also includes 24,375 shares subject to options held by Dr. Walton exercisable within 60 days of April 8, 1999.

(3) Includes 995,282 shares and warrants to purchase 39,141 shares held of record by Oxford Bioscience Partners, L.P., 276,119 shares and warrants to purchase 10,859 shares held of record by Oxford Bioscience Partners (Bermuda) Limited Partnership, 138,952 shares held of record by Oxford Bioscience Partners (Adjunct) L.P., 100,000 shares held of record by Oxford Bioscience Management Partners, 116,106 shares held of record by Oxford Bioscience Partners II, L.P., 113,958 shares held of record by Oxford Bioscience Partners (GS-Adjunct) II, L.P., 87,012 shares held of record by Oxford Bioscience Partners (Bermuda) II Limited Partnership and 35,231 shares held of record by Oxford Bioscience Partners Adjunct II, L.P.

(4) Includes 764,788 shares held of record by Cross Atlantic Partners K/S, 432,577 shares held of record by Cross Atlantic Partners II K/S and 185,034 shares held of record by Cross Atlantic Partners III K/S. Also includes 24,375 shares subject to options held by Mr. Dimmler exercisable within 60 days of April 8, 1999. Mr. Dimmler is an operating officer of Cross Atlantic Partners, Inc. and an investment officer of Cross Atlantic Partners Funds. Mr. Dimmler disclaims beneficial ownership of the 1,382,399 shares held of record by Cross Atlantic Partners K/S and related entities.

(5) Includes 764,788 shares held of record by Cross Atlantic Partners K/S, 432,577 shares held of record by Cross Atlantic Partners II K/S and 185,034 shares held of record by Cross Atlantic Partners III K/S.

(6) Includes 100,000 shares held of record by the Brennan Family Limited Partnership and 144,381 shares subject to options held by Dr. Brennan exercisable within 60 days of April 1, 1999.

(7) Includes 30,000 shares held of record by the Gessler Family Limited Partnership, and 77,451 shares subject to options held by Mr. Gessler exercisable within 60 days of April 8, 1999.

(8) Includes 85,216 shares subject to options held by Dr. Lennon exercisable within 60 days of April 8, 1999.

(9) Includes 97,716 shares subject to options held by Dr. Markowitz exercisable within 60 days of April 8, 1999.

(10) Includes 42,322 shares subject to options held by Mr. Passeri exercisable within 60 days of April 8, 1999.

(11) Includes 27,938 shares subject to options held by Dr. Blake exercisable within 60 days of April 8, 1999.

(12) Includes 24,063 shares subject to options held by Dr. Gorry exercisable within 60 days of April 8, 1999.

(13) Includes 21,875 shares subject to options held by Mr. Sollender exercisable within 60 days of April 8, 1999.

(14) Includes warrants to purchase 50,000 shares and 584,710 shares subject to options held by all directors and executive officers as a group exercisable within 60 days of April 8, 1999.





                                      18.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

           To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that Mr. Gessler and Dr. Markowitz timely reported all transactions but inadvertently did not include in their initial Form 3 report certain derivative securities. These omissions were corrected by the reporting of these shares with amended Form 3 reports.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

           Each non-employee director of the Company who is not affiliated with stockholders of the Company currently receive $12,000 per year and a per meeting fee of $1,000 (exclusive of telephonic meetings). In the fiscal year ended December 31, 1998, the total compensation paid to non-employee directors for services during that year was $32,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

           Each non-employee director of the Company also receives automatic stock option grants under the Directors' Plan. Only non-employee directors of the Company or an affiliate of such directors (as defined in the Code) are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are intended by the Company not to qualify as incentive stock options under the Code. The terms of the Directors' Plan are described in Proposal 3.

           During the last fiscal year, the Company granted options covering 7,500 shares to each non-employee director of the Company, at an exercise price per share of $6.00. The fair market value of such Common Stock on the date of grant was $6.00 per share (based on the closing sales price reported on the Nasdaq National Market the day prior to the date of grant). As of April 8, 1999, no options had been exercised under the Directors' Plan.





                                      19.

COMPENSATION OF EXECUTIVE OFFICERS

                             SUMMARY OF COMPENSATION

           The following table shows for the fiscal years ended December 31, 1998, 1997 and 1996, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its four other most highly compensated executive officers at December 31, 1998 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                                                     LONG-TERM
                                                                                                                    COMPENSATION
                                                                         ANNUAL COMPENSATION (1)                       AWARDS
                                                                      -------------------------------------------   ------------
                                                                                                     OTHER ANNUAL     SECURITIES
                                                                                                     COMPENSATION     UNDERLYING
NAME AND PRINCIPAL POSITION                                  YEAR     SALARY ($)       BONUS ($)        ($)(2)       OPTIONS (#)
                                                             ----     ----------       ---------     ------------    -----------
Michael J. Brennan, M.D., Ph.D ........................      1998      287,500          69,000(4)        4,200              --
    Chief Executive Officer and Director (3)                 1997      207,292         110,000(4)           --         498,962
                                                             1996      200,000          30,000(4)           --         245,000

Mark D. Gessler .......................................      1998      220,000          19,480           5,000              --
    President, Chief Operating Officer, Chief Financial      1997      187,917          45,000          54,287(6)      321,981
    Officer and Secretary (5)                                1996       95,353          40,000          97,091(7)       25,000

Gregory G. Lennon, Ph.D ...............................      1998      196,981           9,750          20,844(8)      200,000
    Senior Vice President, Research & Development and        1997       50,000          25,000          15,365(7)      127,636
    Chief Scientific Officer

Victor M. Markowitz, D.Sc .............................      1998      159,096           9,750              --         100,000
    Senior Vice President, Data Management Systems           1997       40,962          25,000              --         127,636

Daniel R. Passeri .....................................      1998      165,000          19,480           2,550          75,000
    Senior Vice President, Technology and Program            1997      106,875          85,000(9)           --         127,709
    Management

(1) As permitted by rules promulgated by the SEC, no amounts are shown for 1998, or with respect to certain "perquisites," where such amounts do not exceed the lesser of 10% of bonus plus salary or $50,000.

(2) Except as otherwise noted, represents cost of tax services provided by Arthur Andersen LLP, paid for by the Company.

(3)        Dr. Brennan served as President through January 1999.

(4) Includes an amount paid to a corporation of which Dr. Brennan is a stockholder for service rendered by such corporation.

(5) Mr. Gessler served as Senior Vice President, Corporate Development until becoming President and Chief Operating Officer in January 1999.

(6) Represents a $50,000 Promissory Note forgiven upon effectiveness of the initial public offering and $4,287 of accrued interest thereon.

(7) Represents reimbursements made by the Company for relocation expenses.

(8) Includes a $20,044 reimbursement made by the Company for Dr. Lennon's relocation expenses.

(9) Includes a $30,000 payment made by the Company for Mr. Passeri's relocation expenses.






                                      20.

                        STOCK OPTION GRANTS AND EXERCISES

           The Company adopted its 1996 Stock Plan in January 1996 and amended and restated the 1996 Stock Plan in September 1997 as the Incentive Plan. The Company grants options to its executive officers under the Incentive Plan. As of April 8, 1999, options to purchase a total of 3,222,546 shares were outstanding under the Incentive Plan and options to purchase 1,590,526 shares remained available for grant thereunder.

           The following tables show for the fiscal year ended December 31, 1998, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                        OPTION GRANTS IN FISCAL YEAR 1998



                                                       INDIVIDUAL GRANTS
                                     ------------------------------------------------------------     POTENTIAL REALIZABLE VALUE
                                        NUMBER OF       % OF TOTAL                                     AT ASSUMED ANNUAL RATES
                                       SECURITIES        OPTIONS                                     OF STOCK PRICE APPRECIATION
                                       UNDERLYING       GRANTED TO      EXERCISE OR                      FOR OPTION TERM (4)
                                     OPTIONS GRANTED   EMPLOYEES IN     BASE PRICE    EXPIRATION     ---------------------------
           NAME                          (#)(1)        FISCAL YEAR(2)    ($/SH)(3)       DATE          5% ($)           10% ($)
----------------------------------   ---------------   --------------   -----------   -----------    ---------         ---------
Michael J. Brennan, M.D., Ph.D....            --           --               --              --              --                --

Mark D. Gessler ..................            --           --               --              --              --                --

Gregory G. Lennon, Ph.D ..........       200,000           13.3%         $   6.00      6/04/08       1,070,679         2,415,677

Victor M. Markowitz, D.Sc ........       100,000            6.7%         $   4.50      9/08/08         685,340         1,357,838

Daniel R. Passeri ................        75,000            5.0%         $   7.88      3/19/08         260,505           764,879



(1) Terms of the options granted under the Incentive Plan are described in Proposal 2.

(2) Based on options to purchase 1,498,500 shares granted to employees in 1998, including the Named Executive Officers.

(3) The exercise price is equal to the fair market value of the Common Stock on the date of grant as determined by the Board of Directors on the date of grant.

(4) The potential realizable value is calculated based on the term of the option at its time of grant (10 years) and the fair market value per share of the Company's Common Stock as of December 31, 1998 of $6.97. It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually. The total appreciation of the options over their 10-year terms at 5% and 10% is 63% and 159%, respectively, and do not reflect the Company's estimate or projection of the future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock.




                                      21.

               AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND
                         FISCAL YEAR-END OPTION VALUES


                                                                              NUMBER OF SECURITIES
                                                                             UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                         SHARES                            OPTIONS AT FISCAL YEAR-END     IN-THE-MONEY OPTIONS AT
                                     ACQUIRED ON       VALUE REALIZED           (#) EXERCISABLE/          FISCAL YEAR-END ($)(2)
          NAME                        EXERCISE (#)         ($)(1)                 UNEXERCISABLE         EXERCISABLE/ UNEXERCISABLE
------------------------------       ------------      --------------      --------------------------   --------------------------
Michael J. Brennan, M.D., Ph.D....       190,000        $  1,305,430             101,780/247,182           454,957/1,104,903

Mark D. Gessler ..................       175,000           1,202,950              50,161/121,820             224,220/544,535

Gregory G. Lennon, Ph.D ..........         5,000              25,000             100,044/222,592             451,433/474,704

Victor M. Markowitz, D.Sc ........            --                  --              70,878/156,758             393,976/615,010

Daniel R. Passeri ................        80,000             388,000               29,540/93,169              62,200/151,059


---------------------

(1) Based on the fair market value per share of Common Stock (as determined by the Board of Directors) at the date of exercise, less the exercise price.

(2) Based on the fair market value per share of Common Stock of $6.97 at December 31, 1998, less the exercise price, multiplied by the number of shares underlying the option.


                              EMPLOYMENT AGREEMENTS

           On December 1, 1995, Michael J. Brennan, M.D., Ph.D. the current Chief Executive Officer and director and former President of the Company, entered into an employment agreement with the Company. The employment agreement has a five-year term and provides, among other things, for the payment to Dr. Brennan of annual bonuses. The agreement also provided for acceleration of certain unvested options upon achievement of certain performance-based goals, including vesting of 80% of such options upon completion of the Company's initial public offering and the remaining 20% 180 days thereafter. Upon termination of the agreement by the Company without cause, Dr. Brennan will receive severance pay in the amount equal to Dr. Brennan's total combined annual base salary and performance bonus for the calendar year in which the termination becomes effective.

           On May 16, 1996, Mark D. Gessler, the President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company, entered into an employment agreement with the Company. The employment agreement has a four-year term and provides, among other things, for the payment to Mr. Gessler of annual bonuses. The agreement also provided for acceleration of certain unvested options upon achievement of certain performance-based goals, including vesting of 80% of such options upon completion of the Company's initial public offering and the remaining 20% 180 days thereafter. Upon termination of the agreement by the Company without cause, Mr. Gessler will receive severance pay in the amount of one-half of his salary for the calendar year in which the termination becomes effective.

           On August 23, 1997, Gregory G. Lennon, Ph.D. the Senior Vice President, Research and Development and Chief Scientific Officer and a stockholder of the Company, entered into an employment agreement with the Company. The employment agreement has a four-year term and provides, among other things, for the payment to Dr. Lennon of annual bonuses. The agreement provided for the grant of certain options of which 15.7% vest immediately and the remaining 84.3% of such options vest monthly over four years. The agreement also provided for acceleration of vesting of an additional 15.7% of such options upon completion of the Company's initial public offering. Upon termination of the agreement by the Company without cause, Dr. Lennon will receive severance pay in the amount of six months of his then current salary.

           On September 1, 1997, Victor M. Markowitz, the Senior Vice President, Data Management Systems, entered into an employment agreement with the Company. The employment agreement has a four-year term and provides, among other things, for the payment to Dr. Markowitz of annual bonuses. The agreement also provided for the grant of certain options which vest monthly over four years and for acceleration of 15.7% of certain unvested



                                      22.

options upon completion of the Company's initial public offering. Upon termination of the agreement by the Company without cause, Dr. Markowitz will receive severance pay in the amount of three months of his then current salary.

           On February 17, 1997, Daniel R. Passeri, the Senior Vice President, Technology and Program Management, entered into an employment agreement with the Company. The employment agreement has a four-year term and provides, among other things, for the payment to Mr. Passeri of annual bonuses. The agreement also provided for acceleration of certain unvested options upon achievement of certain performance-based goals, including vesting of 80% of such options upon completion of the Company's initial public offering and the remaining 20% 180 days thereafter. Upon termination of the agreement by the Company without cause, Mr. Passeri will receive severance pay in the amount of three months of his then current salary.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

           The Compensation Committee of the Board of Directors (the "Compensation Committee") is composed of Dr. Walton, Dr. Blake and Mr. Dimmler, none of whom are currently officers or employees of the Company. The Compensation Committee is responsible for setting and administering the Company's policies governing employee compensation and administering the Company's equity incentive plans, as well as evaluating the performance of the Company's management and determining all compensation matters concerning the Company's executive officers.

COMPENSATION PHILOSOPHY

           The compensation policies adopted by the Compensation Committee are designed to (i) align compensation with business objectives and performance;
(ii) attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company; and (iii) motivate the Company's executive officers and other key employees to enhance long-term stockholder value. Key elements of this philosophy are:

o The Company's salaries must be competitive with comparable biotechnology companies with which the Company competes for highly qualified and experienced executives. To date, the Compensation Committee has relied on its members' experience in working with other comparable companies to ensure executive salaries are competitive.

o The Company has a cash bonus program for executive officers to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

o The Company provides equity-based incentives for executives and other key employees to ensure that they are motivated over the long term to respond to the Company's business challenges and opportunities as stockholders as well as employees.

           The Committee's objective is to set executive compensation within a range which the Compensation Committee believes is comparable to the range of compensation set by companies of similar size in the biotechnology industry. The group of comparable companies is not necessarily the same as the companies included in the market indices included in the performance graph on page 26 of this Proxy Statement. The primary components of executive compensation are base salary, cash incentives and long-term equity incentives. Each year, the Compensation Committee reviews the criteria upon which all aspects of employee compensation are based.

           Base Salary. In 1998, base salaries for executive officers, other than the Chief Executive Officer, were set at competitive levels based primarily on the recommendation of the Chief Executive Officer and assisted by the Compensation Committee's analysis of published compensation surveys reflecting compensation data for biotechnology companies. Annual adjustments were made to maintain base salaries at levels competitive with



-------------------------------


(1) The material in this report is not "soliciting material," is not deemed filed with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.




                                      23.

comparable companies and to maintain an equitable relationship between the base salaries of executive officers and overall merit increases for the Company's other employees. In the case of any executive officer joining the Company, base salary was also determined as one component of a total compensation package that had to be competitive with compensation granted by the executive's prior employer and/or other opportunities that might be available to the executive.

           Annual Bonus Compensation. The amount of the bonus component in the total compensation plan for executive officers is established at the beginning of each year (or upon employment, in the case of newly hired executives). The actual incentive award depends on the extent to which Company performance objectives are achieved. At the start of each year, the Compensation Committee approves the annual performance objectives for the Company which are based upon overall strategic goals set by the Board of Directors. In 1998, each officer's bonus component was based on operating, strategic and financial goals that were considered to be critical to the Company's fundamental long-term goal of building stockholder value. These goals included establishing collaborations with pharmaceutical companies for drug target and drug lead discovery programs and achieving certain revenue targets and stock appreciation objectives. Awards are paid in cash and distributions were made upon achievement of such objectives in the performance year. The bonus component for 1999 will be based on similar performance goals.

           Long-Term Incentive Compensation. The long-term incentive element of the Company's executive compensation program provides for the grant of stock awards under the Incentive Plan, which may include incentive stock options, nonstatutory stock options, stock bonuses or rights to purchase restricted stock. The Company has used the grant of options under its Incentive Plan to align the interests of stockholders and management. Options granted to executive officers are intended to provide a continuing financial incentive to maximize long-term value to stockholders and to help make the executive's total compensation opportunity competitive. Initial stock option awards for executive officers are individually determined at or prior to employment at levels which are designed to attract qualified executives and in certain cases to be competitive with options granted by their prior employers. Employees from within the Company who are promoted to positions as executive officers typically receive additional option grants to bring their total option grants up to the level that would have been granted to a person hired for such executive officer position from outside the Company. For additional information regarding options awards, see the compensation tables preceding this report.

           Executive officers receive value from option grants only if the Common Stock appreciates over the long term. The amount of individual option grants is determined based in part on competitive practices at comparable companies and on the Company's philosophy of significantly linking executive compensation with stockholder interests. In determining the size of individual grants, the Committee also considers the number of shares subject to options previously granted to each executive officer, including the number of shares that have vested and that remain unvested and the potential reward to the officer if the stock price appreciates in the public market. The Committee believes that option grants by the Company to its executive officers and employees are comparable to the average range for comparable companies.

CHIEF EXECUTIVE OFFICER COMPENSATION

           The total compensation program for the Chief Executive Officer is largely based upon the same policies and criteria used for other executive officers. Each year the Compensation Committee reviews the Chief Executive Officer's existing compensation arrangement, the individual performance for the calendar year under review, as well as the Company's performance relative to its peers.

           Michael J. Brennan, M.D., Ph.D. was appointed as Chief Executive Officer in December 1995. Dr. Brennan's base salary for 1998 was $287,500. In determining Dr. Brennan's cash compensation, the Compensation Committee considered Dr. Brennan's contribution to the performance of the Company and his leadership in implementing strategic and financial initiatives designed to augment the Company's development efforts. In particular, the Committee took into account the multiple collaborations established and expanded during 1998, the acquisition of rights to additional core technologies and the acquisition of Oncormed, Inc. The Compensation Committee also considered industry reports as well as industry compensation data compiled by members of the Compensation Committee.




                                      24.

SECTION 162(m) OF THE CODE

           Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

           The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." However, pursuant to Section 162(m), the Incentive Plan permits compensation from options granted thereunder at no less than 100% of fair market value to be excluded from the Section 162(m) limitations.

CONCLUSION

           Through the programs described above, a significant portion of the Company's compensation program and the compensation of the Company's Chief Executive Officer are contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company's business may result in highly variable compensation for a particular time period.

                                                COMPENSATION COMMITTEE


                                                Alan G. Walton, Ph.D., D.Sc.
                                                Jules Blake, Ph.D.
                                                Charles L. Dimmer III



                             COMPENSATION COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

           As stated above, the Compensation Committee consists of Alan G. Walton, Ph.D., D.Sc., Jules Blake, Ph.D. and Charles Dimmler III. No member of the Compensation Committee was at any time during the fiscal year ended December 31, 1998 an officer or employee of the Company.






                                      25.

                      PERFORMANCE MEASUREMENT COMPARISON(1)

           The following graph and table show the total stockholder return of an investment of $100 in cash on November 21, 1997 for (i) the Company's Common Stock, (ii) the Center for Research and Security Prices Total Return Index for the Nasdaq Stock Market (US) ("Nasdaq US"), (iii) Nasdaq Pharmaceutical Stocks ("Nasdaq PH"), and (iv) a peer group of 15 genomics companies with market capitalizations of less than $500 million. All values assume reinvestment of the full amount of all dividends and are calculated as of the end of the last day of each month the Company's Common Stock was publicly traded through 1998:


                                                  CUMULATIVE TOTAL RETURN
                                               ------------------------------
                                               11/21/97   12/31/97   12/31/98
                                               --------   --------   --------
           Gene Logic Inc. ...............       100         100        87

           Peer Group ....................       100          86        64

           Nasdaq Stock Market (U.S.).....       100          97       137

           Nasdaq Pharmaceutical .........       100          96       123


            In this proxy statement, Gene Logic is initiating the use of a new index for comparison of cumulative total returns. In the past, the Company used the Nasdaq Pharmaceutical Index, which focuses on companies that develop, manufacture, and market pharmaceuticals, including many companies with substantially larger market capitalizations than Gene Logic. The Company believes that this index does not represent a suitable peer group for a genomics and bioinformatics company with a small market capitalization.



------------------------

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.


                                      26.

           Beginning with this proxy statement, the Company will compare its total return to that of the group listed in the latest edition of the annual Genomics Review published by BioWorld(R), an independent industry newsletter--excluding those companies that have market capitalizations greater than $500 million and those that have no stock or American Depository Receipts traded on a U.S.-based stock market. The resulting peer group comprises the 15 companies listed below:


COMPANY                              SYMBOL                   COMPANY                          SYMBOL
-------                              ------                   -------                          ------
Ariad Pharmaceuticals Inc.            ARIA             Hyseq Inc.                               HYSQ
Aurora Biosciences Corp.              ABSC             Lynx Therapeutics Inc.                   LYNX
Axys Pharmaceuticals Inc.             AXPH             Myriad Genetics Inc.                     MYGN
Cadus Pharmaceutical Corp.            KDUS             Nanogen Inc.                             NGEN
CuraGen Corp.                         CRGN             Onyx Pharmaceuticals Inc.                ONXX
Genome Therapeutics Corp.             GENE             Ribozyme Pharmaceuticals Inc.            RZYM
Genset SA                             GENXY            Vysis Inc.                               VYSI
Genzyme Corp. Molecular               GZMO
Oncology Division


                              CERTAIN TRANSACTIONS

           The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses (including attorney fees), witness fees, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party be reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's By-laws.






                                      27.

                                  OTHER MATTERS

           The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                         By Order of the Board of Directors

                                         /s/ MARK D. GESSLER

                                         Mark D. Gessler
                                         President, Chief Operating Officer,
                                         Chief Financial Officer and Secretary


May 6, 1999


           A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE COMMUNICATIONS, GENE LOGIC INC., 708 QUINCE ORCHARD ROAD, GAITHERSBURG, MARYLAND 20878.





                                      28.

                                 GENE LOGIC INC.

                           1997 EQUITY INCENTIVE PLAN

                           ADOPTED SEPTEMBER 29, 1997
                   APPROVED BY STOCKHOLDERS NOVEMBER 11, 1997

                AMENDED BY THE BOARD OF DIRECTORS MARCH 19, 1999
              AMENDMENT APPROVED BY STOCKHOLDERS ___________, 1999

                                  INTRODUCTION.



           This Plan is an amendment and restatement of the Company's existing 1996 Stock Plan (the "1996 Plan"), and shall become effective on the date of the initial public offering (the "IPO") of the Company's common stock (the "Effective Date"). No options shall be granted under the 1996 Plan from and after the Effective Date.

1.         PURPOSES.

           (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the common stock of the Company ("Common Stock") through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to purchase restricted stock, all as defined below.

           (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

           (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.         DEFINITIONS.

           (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

           (b) "BOARD" means the Board of Directors of the Company.




                                       1.

           (c) "CODE" means the Internal Revenue Code of 1986, as amended.

           (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

           (e) "COMPANY" means Gene Logic Inc., a Delaware corporation.

           (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

           (g) "CONTINUOUS SERVICE" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

           (h) "DIRECTOR" means a member of the Board.

           (i) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

           (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           (k) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

               (i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or The Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the last market trading day prior to determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

               (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

           (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

           (m) "LISTING DATE" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated



                                       2.

(or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

           (n) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act of 1933 ("Regulation S-K"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

           (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

           (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

           (q) "OPTION" means a stock option granted pursuant to the Plan.

           (r) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

           (s) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

           (t) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

           (u) "PLAN" means this 1997 Equity Incentive Plan.

           (v) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

           (w) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, and any right to purchase restricted stock.




                                       3.

           (x) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

3.         ADMINISTRATION.

           (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

           (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

               (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iii) To amend the Plan or a Stock Award as provided in Section
12.

               (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

           (c) The Board may delegate administration of the Plan to a committee or committees ("Committee") of two or more members of the Board. In the discretion of the Board, a Committee may consist solely of two (2) or more Outside Directors, in accordance with Code Section 162(m), or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.




                                       4.

4.         SHARES SUBJECT TO THE PLAN.

           (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Seven Million One Hundred Thousand (7,100,000) shares of Common Stock. Such share reserve shall consist of (i) the options granted under the 1996 Plan which are outstanding as of the Effective Date plus
(ii) the shares available for grant under the 1996 Plan as of the Effective Date plus (iii) an additional Three Million (3,000,000) shares of common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

           (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.         ELIGIBILITY.

           (a) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

           (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

           (c) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no person shall be eligible to be granted Stock Awards covering more than seven hundred thousand (700,000) shares of Common Stock in any calendar year.

6.         OPTION PROVISIONS.

           Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

           (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

           (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted, and the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an



                                       5.

exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

           (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board. In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. In addition, the "par value" of stock acquired under an Option may not be paid pursuant to a deferred compensation arrangement.

           (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit transfer, then such Nonstatutory Stock Option shall not be transferable except by will, by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

           (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

           (f) TERMINATION OF CONTINUED SERVICE. In the event an Optionee's Continuous Service terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option within such period of time designated by the Board, which shall in no



                                       6.

event be later than the expiration of the term of the Option as set forth in the Option Agreement (the "Post-Termination Exercise Period") and only to the extent that the Optionee was entitled to exercise the Option on the date Optionee's Continuous Service terminates. In the case of an Incentive Stock Option, the Board shall determine the Post-Termination Exercise Period at the time the Option is granted, and the term of such Post-Termination Exercise Period shall in no event exceed three (3) months from the date of termination. In addition, the Board may at any time, with the consent of the Optionee, extend the Post-Termination Exercise Period and provide for continued vesting; provided however, that any extension of such period by the Board in excess of three (3) months from the date of termination shall cause an Incentive Stock Option so extended to become a Nonstatutory Stock Option, effective as of the date of Board action. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement or as otherwise determined above, the Option shall terminate, and the shares covered by such Option shall revert to the Plan. Notwithstanding the foregoing, the Board shall have the power to permit an Option to continue to vest during the Post-Termination Exercise Period.

           (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Service terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

           (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a three (3)-month period after the termination of, the Optionee's Continuous Service, the Option may be exercised to the extent vested by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

           (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option



                                       7.

as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.         TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

           Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

           (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

           (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or, if the agreement so provides, pursuant to a domestic relations order satisfying the requirements of Rule 16b-3, so long as stock awarded under such agreement remains subject to any restrictions pursuant to the agreement.

           (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or Committee in its discretion. Notwithstanding the foregoing, the Board or Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

           (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or Committee.

           (e) TERMINATION OF CONTINUOUS SERVICE. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.




                                       8.

8.         COVENANTS OF THE COMPANY.

           (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

           (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.         USE OF PROCEEDS FROM STOCK.

           Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

10.        MISCELLANEOUS.

           (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

           (b) Neither an Employee, Director nor a Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

           (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate, or to continue serving as a Consultant and Director, or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate or service as a Director pursuant to the Company's By-Laws.

           (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such



                                       9.

limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

           (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award,
(1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

           (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

11.        ADJUSTMENTS UPON CHANGES IN STOCK.

           (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the maximum number of shares subject to award to any person during any calendar year, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the



                                      10.

Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

           (b) In the event of a Change in Control, (i) any surviving or acquiring corporation shall assume Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or
(ii) in the event any surviving or acquiring corporation refuses to assume such Stock Awards or to substitute similar Stock Awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards and the time during which such Stock Awards may be exercised shall be accelerated prior to such event and the Stock Awards terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised prior to such event.

           In addition, with respect to any person who was providing services as an Employee, Director or Consultant immediately prior to the consummation of the Change in Control, any Stock Awards held by such persons shall immediately become fully vested and exercisable, and any repurchase right by the Company with respect to shares acquired by such person under a Stock Award shall lapse, if such person's Continuous Service is terminated other than for Cause within twelve (12) months following consummation of the Change in Control. For purposes of the Plan, "Cause" shall mean willful conduct that is materially injurious to the Company (or any Affiliate) or any successor thereto, whether financial or otherwise.

           For purposes of this Plan, "Change in Control" means: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

12.        AMENDMENT OF THE PLAN AND STOCK AWARDS.

           (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

           (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy



                                      11.

the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

           (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

           (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

           (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13.        TERMINATION OR SUSPENSION OF THE PLAN.

           (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

           (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

14.        STOCKHOLDER APPROVAL.

           No Stock Awards granted under the Plan shall be exercisable in whole or part unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.





                                      12.

                                 GENE LOGIC INC.

               1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS
                          CORRECTED SEPTEMBER 9, 1998

                          ADOPTED ON SEPTEMBER 29, 1997
                  APPROVED BY STOCKHOLDERS ON NOVEMBER 11, 1997

                AMENDED BY THE BOARD OF DIRECTORS MARCH 19, 1999
              AMENDMENT APPROVED BY STOCKHOLDERS ___________, 1999



1.         PURPOSE.

           (a) The purpose of the 1997 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Gene Logic Inc. (the "Company") who is not otherwise at the time of grant an employee of or consultant to the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

           (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

           (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.         ADMINISTRATION.

           (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

           (b) The Board may delegate administration of the Plan to a committee composed of two (2) or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.         SHARES SUBJECT TO THE PLAN.

           (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate three hundred twenty five thousand (325,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate



                                       1.

without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

           (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.         ELIGIBILITY.

           Options shall be granted only to Non-Employee Directors of the Company.

5.         NON-DISCRETIONARY GRANTS.

           (a) Each person who is first elected or appointed to the Board as a Non-Employee Director after the Adoption Date shall automatically be granted, on the date of such initial election or appointment, an option to purchase thirty thousand (30,000) shares of common stock of the Company on the terms and conditions set forth herein (hereinafter, an "Initial Grant").

           (b) Immediately following each annual meeting of stockholders, each person who is then a Non-Employee Director and who has continuously served as a Non-Employee Director for the six (6)-month period prior to the date of the such annual meeting of stockholders, shall automatically be granted, an option to purchase fifteen thousand (15,000) shares of common stock of the Company on the terms and conditions set forth herein (hereinafter, an "Annual Grant").

6.         OPTION PROVISIONS.

           Each option shall be subject to the following terms and conditions:

           (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable as of the date of termination of all such service under the provisions of subparagraph 6(e).

           (b) The exercise price of each option shall be equal to one hundred percent (100%) of the Fair Market Value of the stock (as such term is defined in subsection 9(e) of this Plan) subject to such option on the date such option is granted.

           (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:




                                       2.

               (i) In cash (or check) at the time of exercise;

               (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its Fair Market Value on the date immediately preceding the date of exercise; or

               (iii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company's common stock or pursuant to the terms of irrevocable instructions issued by the optionee prior to the issuance of shares of the Company's common stock.

               (iv) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) through 6(c)(iii) above.

           (d) An option shall be transferable only to the extent specifically provided in the option agreement; provided, however, that if the option agreement does not specifically provide for the transferability of an option, then the option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 166-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

           (e) (i) An Initial Grant shall become exercisable in four (4) equal annual installments measured from the date of grant, commencing on the one
(1)-year anniversary of the date of grant of the option, and (ii) an Annual Grant shall become exercisable one (1) year from the date of grant, provided that, with respect to any grant under the Plan, the optionee has, during the entire period prior to such vesting installment date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

           (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise of the option has been registered under a then currently-effective registration statement under the Securities Act of 1933, as amended (the



                                       3.

"Securities Act"), or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

           (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.         COVENANTS OF THE COMPANY.

           (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

           (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.         USE OF PROCEEDS FROM STOCK.

           Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.         MISCELLANEOUS.

           (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

           (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or stockholders or any Affiliate, to remove any Non-Employee Director pursuant to the Company's Bylaws and the provisions of Delaware General Corporations Law.




                                       4.

           (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

           (d) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal, state or local withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

           (e) As used in this Plan, "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

               (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

               (ii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10.        ADJUSTMENTS UPON CHANGES IN STOCK.

           (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

           (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate



                                       5.

of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent not prohibited by applicable law, the time during which options outstanding under the Plan may be exercised shall be accelerated prior to such event and the options terminated if not exercised after such acceleration and at or prior to such event.

11.        AMENDMENT OF THE PLAN.

           (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. However, except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange listing requirements.

           (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12.        TERMINATION OR SUSPENSION OF THE PLAN.

           (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on August 31, 2007. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

           (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

           (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.        EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

           (a) The Plan shall become effective upon adoption by the Board.

           (b) No option granted under the Plan shall be exercised or become exercisable unless and until the Plan is approved by the stockholders of the Company.





                                       6.

PROXY

                                GENE LOGIC INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 8, 1999

The undersigned hereby appoints Michael J. Brennan, M.D., Ph.D. and Mark D. Gessler, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of GENE LOGIC INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of GENE LOGIC INC. to be held at the Company's executive offices, 708 Quince Orchard Road, Gaithersburg, Maryland 20878, on Tuesday, June 8,
1999 at 3:00 p.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

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                                                               Please mark
                                                               your votes as
                                                               indicated in
                                                               this example. [X]

MANAGEMENT RECOMMENDS A VOTE FOR THE               FOR               WITHHOLD
NOMINEES FOR DIRECTOR LISTED BELOW.         all nominees listed     AUTHORITY
                                            below (except as       to vote for
                                            marked to the          all nominees
                                            contrary below).       listed below.

PROPOSAL 1: To elect two directors to
            hold office until the 2002
            Annual Meeting of
            Stockholders.                         [ ]                    [ ]

Nominees:   Jeffrey D. Sollender
            and Alan G. Walton, Ph.D.,
            D.Sc.

To withhold authority to vote for any
nominee(s) write such nominee(s)'
name(s) below:

----------------------------------------


MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 2,3 AND 4.

                                                FOR      AGAINST      ABSTAIN
PROPOSAL 2: To approve the Company's 1997
Equity Incentive Plan to increase the           [ ]         [ ]         [ ]
aggregate number of shares of Common
Stock authorized for issuance under such plan by 1,000,000 shares.


                                                FOR      AGAINST      ABSTAIN
PROPOSAL 3: To approve the Company's 1997
Non-Employee Directors' Stock Option Plan       [ ]         [ ]         [ ]
to increase the aggregate number of shares
Common Stock authorized for issuance under such plan by 200,000 shares and to increase the number of shares underlying the options which are automatically granted each year to each non-employee director by 7,500 shares.


                                                FOR      AGAINST      ABSTAIN
PROPOSAL 4: To ratify selection of Arthur
Andersen LLP as independent auditors of the     [ ]        [ ]          [ ]
Company for its fiscal year ending
December 31, 1998.

-------
       | PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED | RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED | STATES.

Signature(s)                                             Date
           ---------------------------------------------     ------------------
Please sign exactly as your name appears hereon. If the stock is registered in names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.
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